Mainland Resources, Inc.
21 Waterway Avenue, Suite 300
The Woodlands, Texas 77380
info@mainlandresources.com

NEWS RELEASE

MAINLAND RESOURCES, INC. starts drilling BURKLEY PHILLIPS
No. 1 WELL, MISSISSIPPI

Houston, TX - July 21, 2010 - Mainland Resources, Inc. (the "Company" or "Mainland") (OTCBB: MNLU, Frankfurt: 5MN) reports it has commenced drilling its Burkley Phillips No. 1 well on the Buena Vista Prospect in Mississippi.

The Burkley Phillips No. 1 well will be drilled to a depth of 22,000 feet. Based on data from the Chevron Long well drilled on this property in 1981, the Company expects that this depth should allow the Company to test and complete in at least 2,500 feet of Haynesville Shale.

This well should also allow the Operator to test several shallower, potentially productive formations identified during the drilling of the Chevron well.

The Chevron well was an offset well drilled to 22,000 feet with the objective being the Smackover and Cotton Valley formations. At the time of drilling, Chevron encountered an extremely high-pressure and thicker shale zone (22,000 psi) at 19,400 feet (It should be noted that a typical North Louisiana Haynesville shale well has approximately 8000 psi pressure). Importantly, the data gathered from the well also indicated there were several shallower, potentially productive zones.

The Chevron well was then drilled over the next 2,600 feet as a controlled blowout. Chevron did not reach the Smackover formation, and elected to plug and abandon the well due to the lack of technology required to complete in the shale in 1981 and certain casing problems uphole.

Mainland President, Mike Newport says, "We are very encouraged to be drilling on the Buena Vista Prospect. A lot of skilled planning and hard work has brought us to this point where we can look forward to evaluating all the potentially productive zones, and, in particular, the high-pressured Haynesville Shale zone."

Mainland and its working interest partners control in excess of 17,500 net acres on the prospect area, which has been confirmed with reprocessed seismic data. In the event the Burkley Phillips No. 1 well is successful, there is potential for more than 220 net drilling locations using 80 acre spacing per well covering the 17,500 acres.

Upon completion of Mainland's previously announced proposed merger with American Exploration Corp, Mainland will have a 92% working interest in the well, while Guggenheim Energy Opportunities Fund will have an 8% working interest in the well.

About Mainland Resources, Inc.

Mainland Resources is a company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.
Symbol:	MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N
Contact:	Investor Relations (USA) Toll-Free North America +1-877-662-3668 Investor Relations (Europe) Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS. STATEMENTS IN THIS NEWS RELEASE WHICH ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE CONSIST OF STATEMENTS RELATING TO THE COMPANY'S EXPECTATION THAT DRILLING THE BURKLEY-PHILLIPS NO. 1 WELL TO A DEPTH OF 22,000 FEET SHOULD ALLOW THE COMPANY TO TEST AND COMPLETE IN AT LEAST 2500 FEET OF HAYNESVILLE SHALE, AND SHOULD ALSO ALLOW THE OPERATOR TO TEST SEVERAL SHALLOWER, POTENTIALLY PRODUCTIVE FORMATIONS, AS WELL AS THE STATEMENT INDICATING THAT THERE IS POTENTIAL FOR MORE THAN 220 NET DRILLING LOCATIONS, USING 80 ACRE SPACING PER WELL, COVERING THE 17,500 ACRES ON THE PROSPECT AREA CONTROLLED BY THE COMPANY AND ITS WORKING INTEREST PARTNERS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company and American Exploration Corporation intend to file certain materials with the United States Securities and Exchange Commission in connection with the proposed merger transaction between the parties announced on March 23, 2010, including the filing by the Company with the SEC of a Registration Statement on Form S-4, which will include a preliminary prospectus and related materials to register the securities of the Company to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus that the Company and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the proxy statement/prospectus will contain important information about the Company, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the proxy statement/prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus when they become available, and other documents filed with the SEC by the Company and American Exploration, through the web site maintained by the SEC at www.sec.gov. The Company's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Company. In any event, documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

Each of the Company and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above.